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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

NetSilicon, Inc.
Waltham, MA

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated February 23, 2001, relating to the financial statements of NetSilicon, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended January 31, 2001.


                                                 /s/ BDO Seidman, LLP



Boston, Massachusetts
July 20, 2001